Industry Canada       Industre Canada
Canada Business       Loi canadienne sur
Corporations Act      les societes par actions








         I HEREBY CERTIFY THAT THE                 JE CERTIFIE, PAR LES
         ATTACHED IS A TRUE COPY OF                PRESENTES, QUE LE DOCUMENT
         THE DOCUMENT MAINTAINED                   CI-JOINT EST UNE COPIE EXACTE
         IN THE RECORDS OF THE                     D'UN DOCUMENT CONTENU
         DIRECTOR.                                 DANS LES LIVRES TENUS PAR LE
                                                   DIRECTEUR.








Deputy Director - Directeur adjoint              Date  March 25, 1996



Canada

Consumer and                  Consommation
Corporate Affairs Canada      et Corporations Canada


--------------------------------------------------------------------------------------------------------
Certificate of Incorporation                                                Certificat de constitution

Canada Business                                                             Loi regissant les societes
Corporations Act                                                         par actions de regime federal

CANADIAN DRAWN STEEL COMPANY INC.                                                             355450-0

Name of Corporation - Determination de la societe                                      Number - Numero


I hereby certify that the                             Je certif par les presentes que la societe
abovementioned Corporation,                           mentionnee  ci-hant, dont les statuts
the Articles of Incorporation of                      constitutifs sont joints, a ete
which are attached, was                               constituee en societe en vertu de la loi
incorporated under the Canada                         regissant les societes par actions de
Business Corporations Act.                            regime federal.



Le directeur

                                                      December 20, 1989/le 20 deciembre 1989

                                                      Date of Incorporation - Date de
Director                                              constitution
--------------------------------------------------------------------------------------------------------



Canada



                     CANADA BUSINESS                                           LOI SUR LES SOCIETES
                     CORPORATIONS ACT                                        COMMERCIALES CANADIENNES
                          FORM 1                                                    FORMULE 1
                ARTICLES OF INCORPORATION                                      STATUTS CONSTITUTIFS
                       (SECTION 6)                                                 (ARTICLE 6)
------------------------------------------------------------------------------------------------------------------------
1.   Name of Corporation                                         Denomination de la societe

     CANADIAN DRAWN STEEL COMPANY INC.
------------------------------------------------------------------------------------------------------------------------
2.   The place in Canada where the registered office             Lieu au Canada ou doit etre situe le siege social
     is to be situated
     City of Hamilton, Regional Municipality of
       Hamilton-Wentworth
------------------------------------------------------------------------------------------------------------------------
3.   The classes and any maximum number of                       Categories et tout nombre maximal d'actions que la
     shares that the corporation is authorized to                societe est autorisee a emetrre
     issue

     The corporation is authorized to issue:

         an unlimited number of common shares
------------------------------------------------------------------------------------------------------------------------
4.   Restrictions if any on share transfers                      Restrictions sur le transfert des actions, s'il y a lieu

     No share or shares of the corporation shall at any time be transferred to any person without either (a)
     the consent of a majority of the directors to be signified by a resolution passed by the board or by an instrument or instruments in writing signed by a majority of the directors, or (b) the consent of the holders of not less than 51% of the outstanding shares of each class of the corporation signified either by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by such shareholders.

------------------------------------------------------------------------------------------------------------------------
5.   Number (or minimum and maximum number                       Nombre (ou nombre minimum et maximum
     of directors)                                               d'administrateurs)

     Minimum of one (1) and maximum of fifteen (15)
------------------------------------------------------------------------------------------------------------------------
6.   Restrictions if any on business the corporation             Limites imposees quant aux activites commerciales
     may carry on                                                que la societe peut expoiter, s'il y a lieu

     None
------------------------------------------------------------------------------------------------------------------------
7.   Other provisions if any                                     Autres dispositions s'il y a lieu
     The annexed Schedule "A" is incorporated in this form
------------------------------------------------------------------------------------------------------------------------
8.   Incorporators                                               Fondateurs
------------------------------------------------------------------------------------------------------------------------
     Names-Norm                                                  Address (include postal code)               Signature
                                                                 Adresse (inclure le code postal)
------------------------------------------------------------------------------------------------------------------------
John F.T. Warren                                                 66 Grenview Blvd, N.
                                                                 Toronto, Ontario
                                                                 M8X 2K4
------------------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                        A L'USAGE DU MINISTERE SEULEMENT
Corporation No-No de la societe                                  Filed-Deposee JAN -5 1990
255450-0

Industry Canada                        Industre Canada

     Corporations Directorate               Direction generale des Corporations
     9th floor, Journal Tower S.            9th etage, Edifice Journal, Tour sud
     365 Laurier Avenue West                365, avenue Laurier ouest
     Ottawa, Ontario                        Ottawa (Ontario)
     K1A 0C8                                K1A 0C8


April 1, 1996/le 1 avril 1996               Your file - Votre reference

BORDEN & ELLIOTT                            Our file - Notre reference 25545-0


Re - Objet


CANADIAN DRAWN STEEL COMPANY INC.

Enclosed herewith is the document issued in the            Vous trouverez ci-inclus le document emis dans
above matter.                                              l'affaire precidee.

A notice of issuance of CBCA documents will be             Un avis de l'emission de documents en vertu de la
published in the Canada Corporations Bulletin.  A          LCSA sera publie dans le Bulletin des societes
notice of issuance of CCA documents will be                canadiennes.  Un avis de l'emission de documents en
published in the Canada Corporations Bulletin and          vertu de la LCC sera publie dans le Bulletin des
the Canada Gazette.                                        societes canadiennes et dans la Gazette du Canada.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE               S'IL EST QUESTION D'UNE DENOMINATION SOCIALE
FOLLOWING CAUTION SHOULD BE OBSERVED:                      OU D'UN CHANGEMENT DE DENOMINATION SOCIALE,
                                                           L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:

     This name is available for use as a corporate name         Cette denomination sociale est disponible en autant
     subject to and conditional upon the applicants             que les requerants assumene toute responsibilite de
     assuming full responsibility for any risk of               risque de confusion avec toutes denominations
     confusion with existing business names and trade           commerciales et toutes marques de commerce
     marks (including those set out in the relevant             existantes (y compris celles qui sout cities dans le(s)
     NUANS search report(s)).  Acceptance of such               rapport(s) de recherches de NUANS pertinant(s).
     responsibility will comprise an obligation to              Cette acceptation de responsibilite comprend
     change the name to a dissimilar one in the event           l'obligation de changer la denomination de la societe
     that representations are made and established              en une denomination differant advenant le cas ou
     that confusion is likely to occur.  The use of any         des representations sont faites establissant qu'il y a
     name granted is subject to the laws of the                 une probabilite de confusion.  L'utilisation de tout
     jurisdiction where the company carries on                  nom nettoyee est sujete a toute loi de la juridiction
     business.                                                  ou la societe exploite son enterprise.

For the Director General, Corporations Directorate         pour le Directeur general, Direction generale des
                                                           Corporations

                                  SCHEDULE "A"
                                  ------------


7.                Other provisions:

                  The board of directors may from time to time, in such amounts and on such terms as it deems expedient charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the corporation.

                  The board of directors may from time to time delegate to such one or more of the directors and officers of the corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.

                  The number of shareholders of the corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

                  Any invitation to the public to subscribe for securities of the corporation is prohibited.

                  Subject to the provisions of the Canada Business Corporations Act, and except in the case of any class or series of shares of the corporation listed on a stock exchange, the corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the corporation.

                  Industry Canada     Industre Canada


         Certificate                        Certificat
         of Amendment                       de modification

         Canada Business                    Loi canadienne sur
         Corporations Act                   les societes par actions


-----------------------------------------------------------------------------------------------------------------
CANADIAN DRAWN STEEL COMPANY INC.             255450-0


---------------------------------                          ------------------------------------
Name of corporation-Denomination de la                     Corporation number-Numero de la societe
societe

I hereby certify that the articles of the above-           Je certifie que les statuts de la societe
named corporation were amended:                            susmentionee ont ete modifies:

(a) under section 13 of the Canada Business         /_/    a) en vertu de l'article 13 de la Loi canadienne
Corporations Act in accordance with the                    sur les societes par actions, conformement
attached notice;                                           a'l'avis ci-joint;

(b) under section 27 of the Canada Business         /_/    b) en vertu de l'article 27 de la Loi canadienne
Corporations Act as set out in the attached                sur les societes par actions, tel qu'il est
articles of amendment designating a series                 indique dans les clauses modificatrices
of shares;                                                 ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada                 /X/    c) en vertu de l'article 179 de la Loi canadienne
Business Corporations Act as set out in                    sur les societes par actions, tel qu'il est
the attached articles of amendment;                        indique dans les clauses modificatrices ci-
                                                           jointes;

(d) under section 191 of the Canada                 /_/    d) en vertu de l'article 191 de la Loi canadienne
Business Corporations Act as setout in the                 sur les societes par actions, tel qu'il est
attached articles of reorganization.                       indique dans les clauses de reorganisation ci-
                                                           jointes.




                                                           April 1, 1996/le 1 avril 1996
     Director - Directeur                                  Date of Amendment - Date de modification


-----------------------------------------------------------------------------------------------------------------


Industry Canada     Industre Canada                              FORM 4                        FORMULE 4

Canada Business     Loi canadienne sur                    ARTICLES OF AMENDMENT         CLAUSES MODIFICATRICES
Corporation Act     les societes par                       (SECTION 27 OR 177)           (ARTICLES 27 OU 177)
                    actions
-------------------------------------------------------------------------------------------------------------------
1 - Name of Corporation - Denomination de la societe                       2 - Corporation number - Numero de la societe

     CANADIAN DRAWN STEEL COMPANY INC.                                       255450-0

-------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-namedcorporation are amended as follows:      Les statuts de la societe mentionee
                                                                            ci-dessus sent modifie de la facon suivante:


     1. Paragraphs 3 and 4 contained in the "other provisions" as set out in Schedule "A" attached to the articles of incorporation of the corporation are deleted in their entirety.

     2. Provide that the "other provisions" attached to the articles of the corporation are as follows:

         a) The board of directors may from time to time, in such amounts and on such terms as it deems expedient charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the corporation.

         b) The board of directors may from time to time delegate to such one or more of the directors and officers of the corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.

         c)       Subject to the provisions of the Canada Business Corporations
                  Act, and except in the case of any class or series of shares of the corporation listed on a stock exchange, the corporation shall have a lien on the shares registered in the name of shareholder or his legal representative for a debt of that shareholder to the corporation.




-------------------------------------------------------------------------------------------------------------------
D.J    M     Y.A     Signature                        Title - Titre
01     04    96                                           ASSISTANT SECRETARY
-------------------------------------------------------------------------------------------------------------------
                                                      FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE
                                                      SEULEMENT
                                                      Filed -- Deposee          APR  - 1 1996
                                                                                AVR
                                                     --------------------------------------------------------------
